                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                               482,364.42
     Available Funds:
           Contract Payments due and received in this period                                                        5,053,624.91
           Contract Payments due in prior period(s) and received in this period                                       432,956.48
           Contract Payments received in this period for next period                                                  463,722.85
           Sales, Use and Property Tax, Maintenance, Late Charges                                                     140,609.87
           Prepayment Amounts related to early termination in this period                                             763,006.85
           Servicer Advance                                                                                           358,171.61
           Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
           Transfer from Reserve Account                                                                               14,021.81
           Interest earned on Collection Account                                                                       28,097.47
           Interest earned on Affiliated Account                                                                        2,016.73
           Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                                      0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                0.00
           Amounts paid under insurance policies                                                                            0.00
           Any other amounts                                                                                                0.00

                                                                                                                   -------------
     Total Available Funds                                                                                          7,738,593.00
     Less: Amounts to be Retained in Collection Account                                                               828,493.41
                                                                                                                   -------------
     AMOUNT TO BE DISTRIBUTED                                                                                       6,910,099.59
                                                                                                                   =============


     DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees                                                                                           0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             432,956.48
           3.  To Noteholders (For Servicer Report immediately following the
                  Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                               4,185,716.47
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                             229,891.90
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                             370,516.12
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                             595,956.85
                   b) Class B Principal and Interest                                                                   92,882.53
                   c) Class C Principal and Interest                                                                  186,851.21
                   d) Class D Principal and Interest                                                                  127,684.59
                   e) Class E Principal and Interest                                                                  172,751.34

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
           5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in
                        effect)                                                                                        97,661.03
                   b) Residual Principal (Provided no Restricting or Amortization Event in
                        effect)                                                                                       141,463.84
                   c) Reserve Account Distribution (Provided no Restricting or Amortization
                        Event in effect)                                                                               14,021.81
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             170,724.07
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                            91,021.35
                                                                                                                   -------------
     TOTAL FUNDS DISTRIBUTED                                                                                        6,910,099.59
                                                                                                                   =============

                                                                                                                   -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting
         Event Funds (if any)}                                                                                        828,493.41
                                                                                                                   =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,702,437.25
     - Add Investment Earnings                                                                                         14,021.81
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
     - Less Distribution to Certificate Account                                                                        14,021.81
                                                                                                                   -------------
End of period balance                                                                                              $2,702,437.25
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,702,437.25
                                                                                                                   =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000



III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
           Pool A                                              167,602,130.45
           Pool B                                               45,994,163.38
                                                               --------------
                                                                                     213,596,293.83
Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                  967,083.75
Class A Monthly Interest - Pool B                                  265,391.65

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               3,203,968.24
Class A Monthly Principal - Pool B                                 945,637.70
                                                               --------------
                                                                                       4,149,605.94
Ending Principal Balance of the Class A Notes
           Pool A                                              164,398,162.21
           Pool B                                               45,048,525.68
                                                               --------------        --------------
                                                                                     209,446,687.89
                                                                                     ==============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000     Original Face $237,814,000      Balance Factor
      $ 5.182518                       $ 17.448956                88.071639%
-----------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
           Class A1                                             7,265,293.83
           Class A2                                            42,182,000.00
           Class A3                                            65,098,000.00
           Class A4                                            99,051,000.00

                                                               -------------

Class A Monthly Interest                                                             213,596,293.83
           Class A1 (Actual Number Days/360)                       36,110.53
           Class A2                                               229,891.90
           Class A3                                               370,516.11
           Class A4                                               595,956.85

                                                               -------------

Class A Monthly Principal
           Class A1                                             4,149,605.94
           Class A2                                                     0.00
           Class A3                                                     0.00
           Class A4                                                     0.00

                                                               -------------
                                                                                       4,149,605.94
Ending Principal Balance of the Class A2 Notes
           Class A1                                             3,115,687.89
           Class A2                                            42,182,000.00
           Class A3                                            65,098,000.00
           Class A4                                            99,051,000.00

                                                               -------------         --------------
                                                                                     209,446,687.89
                                                                                     ==============

Class A1
-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $31,483,000      Original Face $31,483,000       Balance Factor
      $ 1.146985                      $ 131.804655                9.896414%
-----------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
           Pool A                                                 2,857,129.62
           Pool B                                                   784,068.57
                                                                  ------------
                                                                                     3,641,198.19

        Class B Overdue Interest, if any                                  0.00
        Class B Monthly Interest - Pool A                            17,380.87
        Class B Monthly Interest - Pool B                             4,769.75
        Class B Overdue Principal, if any                                 0.00
        Class B Monthly Principal - Pool A                           54,613.09
        Class B Monthly Principal - Pool B                           16,118.82
                                                                  ------------
                                                                                       70,731.91
        Ending Principal Balance of the Class B Notes
           Pool A                                                 2,802,516.53
           Pool B                                                   767,949.75
                                                                  ------------       ------------
                                                                                     3,570,466.28
                                                                                     ============

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $4,054,000    Original Face $4,054,000      Balance Factor
               $ 5.463892                  $ 17.447437              88.072676%
        ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
           Pool A                                                 5,713,478.24
           Pool B                                                 1,567,918.14
                                                                  ------------
                                                                                     7,281,396.38

        Class C Overdue Interest, if any                                  0.00
        Class C Monthly Interest - Pool A                            35,614.01
        Class C Monthly Interest - Pool B                             9,773.36
        Class C Overdue Principal, if any                                 0.00
        Class C Monthly Principal - Pool A                          109,226.19
        Class C Monthly Principal - Pool B                           32,237.65
                                                                  ------------
                                                                                       141,463.84
        Ending Principal Balance of the Class C Notes
           Pool A                                                 5,604,252.05
           Pool B                                                 1,535,680.49
                                                                  ------------       ------------
                                                                                     7,139,932.54
                                                                                     ============

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $8,107,000    Original Face $8,107,000      Balance Factor
              $ 5.598541                   $ 17.449592              88.071204%
        ------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
           Pool A                                                 3,809,245.83
           Pool B                                                 1,045,351.77
                                                                  ------------
                                                                                       4,854,597.60

        Class D Overdue Interest, if any                                  0.00
        Class D Monthly Interest - Pool A                            26,188.57
        Class D Monthly Interest - Pool B                             7,186.79
        Class D Overdue Principal, if any                                 0.00
        Class D Monthly Principal - Pool A                           72,817.46
        Class D Monthly Principal - Pool B                           21,491.77
                                                                  ------------
                                                                                         94,309.23
        Ending Principal Balance of the Class D Notes
           Pool A                                                 3,736,428.37
           Pool B                                                 1,023,860.00
                                                                  ------------         ------------
                                                                                       4,760,288.37
                                                                                       ============

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $5,405,000    Original Face $5,405,000      Balance Factor
                $ 6.174905                $ 17.448516                88.071940%
        -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
           Pool A                                                 4,761,362.03
           Pool B                                                 1,306,634.95
                                                                  ------------
                                                                                       6,067,996.98

        Class E Overdue Interest, if any                                  0.00
        Class E Monthly Interest - Pool A                            43,050.65
        Class E Monthly Interest - Pool B                            11,814.16
        Class E Overdue Principal, if any                                 0.00
        Class E Monthly Principal - Pool A                           91,021.82
        Class E Monthly Principal - Pool B                           26,864.71
                                                                  ------------
                                                                                         117,886.53
        Ending Principal Balance of the Class E Notes
           Pool A                                                 4,670,340.21
           Pool B                                                 1,279,770.24
                                                                  ------------         ------------
                                                                                       5,950,110.45
                                                                                       ============

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $6,756,000    Original Face $6,756,000      Balance Factor
               $ 8.120901                 $ 17.449161                88.071499%
        -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                         Pool A                                 5,714,044.24
                                         Pool B                                 1,568,076.84
                                                                                ------------
                                                                                                                    7,282,121.08

           Residual Interest - Pool A                                              76,724.43
           Residual Interest - Pool B                                              20,936.60
           Residual Principal - Pool A                                            109,226.19
           Residual Principal - Pool B                                             32,237.65
                                                                                ------------
                                                                                                                      141,463.84
           Ending Residual Principal Balance
                                         Pool A                                 5,604,818.05
                                         Pool B                                 1,535,839.19
                                                                                ------------                        ------------
                                                                                                                    7,140,657.24
                                                                                                                    ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                           91,021.35
            - Servicer Advances reimbursement                                                                         432,956.48
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                         170,724.07
                                                                                                                    ------------
           Total amounts due to Servicer                                                                              694,701.90
                                                                                                                    ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                               190,457,390.40

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                  0.00

      Decline in Aggregate Discounted Contract Balance                                                              3,640,872.99

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  --------------
         ending of the related Collection Period                                                                  186,816,517.41
                                                                                                                  ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          2,976,864.61

          - Principal portion of Prepayment Amounts                                                  664,008.38

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   3,640,872.99
                                                                                                   ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                52,266,213.64

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                  0.00

      Decline in Aggregate Discounted Contract Balance                                                              1,074,588.31

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  --------------
         ending of the related Collection Period                                                                   51,191,625.33
                                                                                                                  ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            979,305.65

          - Principal portion of Prepayment Amounts                                                   95,282.66

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   1,074,588.31
                                                                                                   ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 238,008,142.74
                                                                                                                  ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                           Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00

              b) ADCB OF POOL A AT CLOSING DATE                                                                           $0.00

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES             NO   X
                                                                                                 ---------       ---------


     POOL B                                                                                           Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00

              b) ADCB OF POOL A AT CLOSING DATE                                                                           $0.00

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES             NO   X
                                                                                                 ---------       ---------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                          Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              0.00

              b) ADCB OF POOL A AT CLOSING DATE                                                                           $0.00

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES             NO   X
                                                                                                 ---------       ---------



     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                         Discounted                 Predecessor       Discounted
     Lease #      Lessee Name                            Present Value              Lease #           Present Value
     ----------------------------------------            -------------------        -----------       -------------------
                  NONE




                                                         -------------------                          -------------------
                                             Totals:                  $0.00                                        $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00

              b) ADCB OF POOL B AT CLOSING DATE                                                                           $0.00

              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES             NO   X
                                                                                                 ---------       ---------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000



XV. POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
    This Month                                1,250,202.28             This Month                         238,008,142.74
    1 Month Prior                             1,335,354.18             1 Month Prior                      242,723,604.04
    2 Months Prior                            1,413,437.58             2 Months Prior                     246,756,891.95

    Total                                     3,998,994.04             Total                              727,488,638.73

    a) 3 MONTH AVERAGE                        1,332,998.01             b) 3 MONTH AVERAGE                 242,496,212.91

    c) a/b                                           0.55%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes             No      X
                                                                                                         ---------       ---------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                            Yes             No      X
                                                                                                         ---------       ---------
    B. An Indenture Event of Default has occurred and is then continuing?                            Yes             No      X
                                                                                                         ---------       ---------

4.  Has a Servicer Event of Default occurred?                                                        Yes             No      X
                                                                                                         ---------       ---------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                 Yes             No      X
                                                                                                         ---------       ---------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                Yes             No      X
                                                                                                         ---------       ---------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                 Yes             No      X
                                                                                                         ---------       ---------



6.  Aggregate Discounted Contract Balance at Closing Date           Balance  $  --
                                                                             -----


    DELINQUENT LEASE SUMMARY

            Days Past Due                       Current Pool Balance                         # Leases
            -------------                       --------------------                         --------
                  31 - 60                               5,017,929.17                               35
                  61 - 90                                 578,377.06                                6
                 91 - 180                               1,250,202.28                               16



    Approved By:
    Lisa J. Cruikshank
    Vice President